UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2013

Date of reporting period:	September 30, 2013

Item 1. Schedule of Investments:

Putnam VT Absolute Return 500 Fund

The fund's portfolio
9/30/13 (Unaudited)

COMMON STOCKS (25.3%)(a)
		Shares	Value

Basic materials (0.6%)

Bemis Co., Inc.		262	$10,221

International Flavors & Fragrances, Inc.		184	15,143

Packaging Corp. of America		273	15,586

PPG Industries, Inc.		218	36,419

Sherwin-Williams Co. (The)		158	28,784

Sigma-Aldrich Corp.		111	9,468

			115,621
Capital goods (1.1%)

Ball Corp.		343	15,394

Boeing Co. (The)		234	27,495

General Dynamics Corp.		314	27,481

Lockheed Martin Corp.		153	19,515

Northrop Grumman Corp.		263	25,053

Raytheon Co.		348	26,820

Rockwell Collins, Inc.		133	9,025

Roper Industries, Inc.		112	14,881

United Technologies Corp.		217	23,397

			189,061
Communication services (0.8%)

AT&T, Inc.		1,021	34,530

CenturyLink, Inc.		431	13,525

IAC/InterActiveCorp.		391	21,376

SBA Communications Corp. Class A(NON)		112	9,012

Verizon Communications, Inc.		1,280	59,725

			138,168
Conglomerates (1.5%)

3M Co.		578	69,019

Danaher Corp.		553	38,334

General Electric Co.		986	23,556

Marubeni Corp. (Japan)		6,000	47,123

Mitsubishi Corp. (Japan)		2,500	50,511

Mitsui & Co., Ltd. (Japan)		3,100	44,973

			273,516
Consumer cyclicals (4.1%)

Advance Auto Parts, Inc.		107	8,847

Amazon.com, Inc.(NON)		243	75,972

AutoZone, Inc.(NON)		45	19,023

Dillards, Inc. Class A		150	11,745

Dollar General Corp.(NON)		244	13,776

Dollar Tree, Inc.(NON)		295	16,862

Ecolab, Inc.		443	43,751

Equinix, Inc.		150	8,978

Home Depot, Inc. (The)		982	74,485

Kimberly-Clark Corp.		468	44,095

Macy's, Inc.		191	8,265

MasterCard, Inc. Class A		122	82,079

McGraw-Hill Cos., Inc. (The)		318	20,858

MSC Industrial Direct Co., Inc. Class A		70	5,695

O'Reilly Automotive, Inc.(NON)		147	18,756

Omnicom Group, Inc.		324	20,555

PetSmart, Inc.		147	11,210

Priceline.com, Inc.(NON)		49	49,537

Ross Stores, Inc.		251	18,273

Scripps Networks Interactive Class A		130	10,154

Target Corp.		599	38,324

Time Warner, Inc.		857	56,399

Towers Watson & Co. Class A		89	9,519

Tractor Supply Co.		210	14,106

Verisk Analytics, Inc. Class A(NON)		180	11,693

Viacom, Inc. Class B		517	43,211

Wal-Mart Stores, Inc.		49	3,624

			739,792
Consumer staples (2.9%)

Altria Group, Inc.		1,222	41,976

Church & Dwight Co., Inc.		192	11,530

Coca-Cola Co. (The)		256	9,697

Colgate-Palmolive Co.		733	43,467

Dunkin' Brands Group, Inc.		140	6,336

General Mills, Inc.		833	39,917

Hershey Co. (The)		264	24,420

ITOCHU Corp. (Japan)		4,300	52,583

JM Smucker Co. (The)		123	12,920

Kellogg Co.		388	22,787

Kraft Foods Group, Inc.		240	12,586

McDonald's Corp.		203	19,531

Panera Bread Co. Class A(NON)		46	7,292

PepsiCo, Inc.		434	34,503

Philip Morris International, Inc.		331	28,661

Procter & Gamble Co. (The)		308	23,282

Reynolds American, Inc.		517	25,219

Starbucks Corp.		686	52,801

Sumitomo Corp. (Japan)		3,600	48,418

			517,926
Energy (2.1%)

Chevron Corp.		895	108,743

ConocoPhillips		443	30,793

Diamond Offshore Drilling, Inc.		151	9,410

EQT Corp.		189	16,768

Exxon Mobil Corp.		1,672	143,859

Noble Energy, Inc.		207	13,871

Oceaneering International, Inc.		174	14,136

Phillips 66		477	27,580

Spectra Energy Corp.		605	20,709

			385,869
Financials (3.9%)

Alleghany Corp.(NON)		56	22,940

Allied World Assurance Co. Holdings AG		141	14,014

American Express Co.		379	28,622

Arch Capital Group, Ltd.(NON)		237	12,829

Arthur J Gallagher & Co.		409	17,853

Bank of Hawaii Corp.		538	29,294

Berkshire Hathaway, Inc. Class B(NON)		139	15,778

BlackRock, Inc.		68	18,402

Chubb Corp. (The)		417	37,221

Cullen/Frost Bankers, Inc.		569	40,143

Discover Financial Services		1,062	53,673

Essex Property Trust, Inc.(R)		49	7,237

Everest Re Group, Ltd.		171	24,865

Federal Realty Investment Trust(R)		79	8,015

Health Care REIT, Inc.(R)		269	16,780

IntercontinentalExchange, Inc.(NON)		179	32,474

JPMorgan Chase & Co.		326	16,851

Northern Trust Corp.		520	28,283

PartnerRe, Ltd.		212	19,406

People's United Financial, Inc.		3,190	45,872

Public Storage(R)		142	22,798

Rayonier, Inc.(R)		158	8,793

RenaissanceRe Holdings, Ltd.		186	16,839

Simon Property Group, Inc.(R)		255	37,799

T. Rowe Price Group, Inc.		544	39,130

Tanger Factory Outlet Centers(R)		135	4,408

Validus Holdings, Ltd.		382	14,126

Visa, Inc. Class A		316	60,388

Wells Fargo & Co.		417	17,230

			712,063
Health care (3.2%)

Abbott Laboratories		748	24,826

AbbVie, Inc.		763	34,129

AmerisourceBergen Corp.		502	30,672

Amgen, Inc.		395	44,216

Becton, Dickinson and Co.		197	19,704

Bristol-Myers Squibb Co.		870	40,264

C.R. Bard, Inc.		177	20,390

Cardinal Health, Inc.		641	33,428

Eli Lilly & Co.		532	26,776

Henry Schein, Inc.(NON)		197	20,429

Johnson & Johnson		314	27,221

McKesson Corp.		396	50,807

Merck & Co., Inc.		1,405	66,892

Perrigo Co.		64	7,896

Pfizer, Inc.		3,269	93,853

Quest Diagnostics, Inc.		318	19,649

Ventas, Inc.(R)		294	18,081

			579,233
Technology (3.8%)

Analog Devices, Inc.		508	23,901

Apple, Inc.		332	158,281

Avago Technologies, Ltd.		522	22,509

Google, Inc. Class A(NON)		78	68,321

Harris Corp.		182	10,793

Honeywell International, Inc.		679	56,384

IBM Corp.		534	98,886

Intuit, Inc.		534	35,410

L-3 Communications Holdings, Inc.		122	11,529

Linear Technology Corp.		515	20,425

Maxim Integrated Products, Inc.		625	18,625

Microsoft Corp.		933	31,078

Motorola Solutions, Inc.		432	25,652

Paychex, Inc.		749	30,439

Texas Instruments, Inc.		1,171	47,156

Xilinx, Inc.		542	25,398

			684,787
Transportation (0.6%)

C.H. Robinson Worldwide, Inc.		195	11,614

Copa Holdings SA Class A (Panama)		53	7,350

J. B. Hunt Transport Services, Inc.		125	9,116

Southwest Airlines Co.		936	13,628

United Parcel Service, Inc. Class B		627	57,289

			98,997
Utilities and power (0.7%)

Consolidated Edison, Inc.		617	34,021

DTE Energy Co.		498	32,858

Kinder Morgan, Inc.		469	16,682

Pinnacle West Capital Corp.		300	16,422

SCANA Corp.		405	18,646

			118,629

Total common stocks (cost $3,657,400)			$4,553,662

MORTGAGE-BACKED SECURITIES (10.1%)(a)
		Principal amount	Value

Agency collateralized mortgage obligations (5.0%)

Federal Home Loan Mortgage Corp.
IFB Ser. 3859, Class SG, IO, 6.518s, 2039		$68,944	$10,224
IFB Ser. 3856, Class PS, IO, 6.418s, 2040		163,249	23,282
IFB Ser. 3708, Class SA, IO, 6.268s, 2040		102,736	17,712
IFB Ser. 4112, Class SC, IO, 5.968s, 2042		103,196	19,091
IFB Ser. 4240, Class SA, IO, 5.818s, 2043		102,627	22,181
IFB Ser. 4245, Class AS, IO, 5.818s, 2043		218,047	48,485
IFB Ser. 3964, Class SA, IO, 5.818s, 2041		123,467	18,366
IFB Ser. 311, Class S1, IO, 5.768s, 2043		223,175	49,098
IFB Ser. 308, Class S1, IO, 5.768s, 2043		119,503	27,257
IFB Ser. 314, Class AS, IO, 5.698s, 2043		123,000	25,831
Ser. 304, Class C53, IO, 4s, 2032		160,094	24,414

Federal National Mortgage Association
IFB Ser. 12-96, Class PS, IO, 6.521s, 2041		92,743	17,687
IFB Ser. 13-101, Class SG, IO, 5.658s, 2043		112,000	25,716
Ser. 12-75, Class AI, IO, 4 1/2s, 2027		71,084	9,040
Ser. 13-6, Class BI, IO, 3s, 2042		121,919	13,801
Ser. 13-55, Class MI, IO, 3s, 2032		113,789	16,207

Government National Mortgage Association
IFB Ser. 12-149, Class LS, IO, 6.07s, 2042		84,536	14,113
IFB Ser. 10-20, Class SE, IO, 6.07s, 2040		102,005	18,116
IFB Ser. 13-124, Class SC, IO, 6.02s, 2041		156,475	26,906
IFB Ser. 10-20, Class SC, IO, 5.97s, 2040		120,648	21,405
IFB Ser. 13-129, Class SN, IO, 5.968s, 2043		100,000	16,119
IFB Ser. 13-129, Class CS, IO, 5.968s, 2042		211,000	37,195
IFB Ser. 13-134, Class DS, IO, 5.918s, 2043		119,000	20,230
IFB Ser. 11-146, Class AS, IO, 5.918s, 2041		144,012	29,117
IFB Ser. 12-34, Class SA, IO, 5.87s, 2042		139,743	30,198
IFB Ser. 10-15, Class AS, IO, 5.58s, 2040		118,513	18,381
IFB Ser. 10-31, Class SA, IO, 5.57s, 2040		52,124	8,535
IFB Ser. 10-42, Class DS, IO, 5.52s, 2040		283,275	46,032
Ser. 11-116, Class IB, IO, 5s, 2040		120,882	10,652
Ser. 10-20, Class UI, IO, 5s, 2040		139,732	31,178
Ser. 10-9, Class UI, IO, 5s, 2040		251,957	53,846
Ser. 09-121, Class UI, IO, 5s, 2039		150,312	33,048
Ser. 10-35, Class QI, IO, 4 1/2s, 2040		56,294	11,590
Ser. 10-9, Class QI, IO, 4 1/2s, 2040		131,111	28,517
Ser. 13-24, Class PI, IO, 4s, 2042		105,782	19,938
Ser. 13-102, Class IP, IO, 3 1/2s, 2043		104,964	15,351
Ser. 12-141, Class WI, IO, 3 1/2s, 2041		95,132	14,039
Ser. 12-71, Class JI, IO, 3 1/2s, 2041		106,310	15,481
Ser. 13-90, Class HI, IO, 3 1/2s, 2040		116,733	16,506

			904,885
Commercial mortgage-backed securities (5.1%)

Bear Stearns Commercial Mortgage Securities Trust FRB Ser. 07-PW16, Class AJ, 5.898s, 2040		25,000	22,945

Bear Stearns Commercial Mortgage Securities, Inc. FRB Ser. 06-PW12, Class AJ, 5.895s, 2038		25,000	26,001

Bear Stearns Commercial Mortgage Securities, Inc. 144A FRB Ser. 06-PW11, Class C, 5.61s, 2039		25,000	23,887

Citigroup Commercial Mortgage Trust FRB Ser. 06-C4, Class AJ, 5.951s, 2049		20,000	20,565

Comm Mortgage Trust 144A FRB Ser. 12-LC4, Class D, 5.824s, 2044		20,000	19,026

Commercial Mortgage Trust 144A FRB Ser. 13-LC6, Class D, 4.434s, 2046		20,000	16,377

GE Capital Commercial Mortgage Corp. FRB Ser. 06-C1, Class AJ, 5.458s, 2044		25,000	24,488

Greenwich Capital Commercial Funding Corp.
FRB Ser. 05-GG3, Class E, 5.087s, 2042		25,000	23,050
FRB Ser. 05-GG3, Class D, 4.986s, 2042		50,000	49,751
FRB Ser. 05-GG3, Class B, 4.894s, 2042		50,000	51,255

GS Mortgage Securities Trust FRB Ser. 04-GG2, Class D, 5.84s, 2038		20,000	20,300

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 07-CB20, Class AJ, 6.275s, 2051		40,000	40,624
FRB Ser. 06-LDP7, Class B, 6.056s, 2045		20,000	17,209
FRB Ser. 04-CB9, Class B, 5.832s, 2041		20,000	20,540
Ser. 06-LDP6, Class AJ, 5.565s, 2043		29,000	29,368
FRB Ser. 05-LDP2, Class D, 4.941s, 2042		20,000	19,100
FRB Ser. 13-C10, Class D, 4.3s, 2047		20,000	16,453

JPMorgan Chase Commercial Mortgage Securities Corp. 144A FRB Ser. 07-CB20, Class C, 6 3/8s, 2051		20,000	18,593

JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 06-LDP8, Class B, 5.52s, 2045		30,000	29,478
FRB Ser. 13-LC11, Class D, 4.385s, 2046		18,000	14,768

LB-UBS Commercial Mortgage Trust
Ser. 06-C3, Class AJ, 5.72s, 2039		20,000	19,782
Ser. 07-C1, Class AJ, 5.484s, 2040		28,000	28,207
FRB Ser. 05-C2, Class C, 5.389s, 2040		25,000	23,283

Merrill Lynch Mortgage Trust
FRB Ser. 05-CIP1, Class C, 5.386s, 2038		25,000	22,505
Ser. 04-KEY2, Class D, 5.046s, 2039		25,000	24,248

Merrill Lynch/Countrywide Commercial Mortgage Trust 144A Ser. 06-4, Class XC, IO, 0.248s, 2049		1,104,969	12,928

Merrill Lynch/Countrywide Financial Corp. Commercial Mortgage Trust Ser. 06-4, Class AJ, 5.239s, 2049		25,000	23,750

Merrill Lynch/Countrywide Financial Corp. Commercial Mortgage Trust 144A Ser. 06-4, Class AJFX, 5.147s, 2049		25,000	23,993

Morgan Stanley/Bank of America Merrill Lynch Trust 144A Ser. 13-C8, Class D, 4.311s, 2048		20,000	16,380

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class D, 5.123s, 2049		20,000	18,045
Ser. 13-C6, Class D, 4 1/2s, 2046(F)		50,000	39,884

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.2s, 2045		20,000	19,572
Ser. 06-C23, Class D, 5.709s, 2045		20,000	19,696
FRB Ser. 06-C23, Class C, 5.669s, 2045		20,000	20,886
Ser. 06-C24, Class AJ, 5.658s, 2045		25,000	24,108

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C4, Class E, 5.417s, 2044		25,000	23,711
FRB Ser. 13-C12, Class D, 4.499s, 2048		25,000	20,888
FRB Ser. 13-C13, Class D, 4.279s, 2045		25,000	20,313

WFRBS Commercial Mortgage Trust 144A FRB Ser. 13-C15, Class D, 4.636s, 2046		17,000	14,219

			920,176

Total mortgage-backed securities (cost $1,818,920)			$1,825,061

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (5.7%)(a)
		Principal amount	Value

U.S. Government Agency Mortgage Obligations (5.7%)

Federal National Mortgage Association Pass-Through Certificates 3 1/2s, TBA, October 1, 2043		$1,000,000	$1,018,438

			1,018,438

Total U.S. government and agency mortgage obligations (cost $996,563)			$1,018,438

COMMODITY LINKED NOTES (3.4%)(a)(CLN)
		Principal amount	Value

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2014 (Indexed to the UBSIF3AT Index multiplied by 3) (Jersey)		$305,000	$305,000

UBS AG/London 144A notes 1-month LIBOR less 0.10%, 2013 (Indexed to the UBSIF3AT Index multiplied by 3) (Jersey)		291,000	305,092

Total commodity Linked Notes (cost $596,000)			$610,092

INVESTMENT COMPANIES (1.3%)(a)
		Shares	Value

Ares Capital Corp.		753	$13,019

SPDR S&P 500 ETF Trust		1,335	224,414

Total investment Companies (cost $227,104)			$237,433

PURCHASED EQUITY OPTIONS OUTSTANDING (0.6%)(a)
	Expiration	Contract
	date/strike price	amount	Value

CBOE Volatility Index (Call)	Oct-13/$14.00	$5,113	$11,760

CBOE Volatility Index (Call)	Oct-13/15.00	5,113	8,692

SPDR S&P 500 ETF Trust (Put)	Sep-14/150.00	5,556	32,503

SPDR S&P 500 ETF Trust (Put)	Aug-14/145.00	4,348	18,001

SPDR S&P 500 ETF Trust (Put)	Jul-14/147.00	4,348	17,870

SPDR S&P 500 ETF Trust (Put)	Jun-14/138.00	4,348	9,807

SPDR S&P 500 ETF Trust (Put)	May-14/145.00	4,348	11,706

SPDR S&P 500 ETF Trust (Put)	Apr-14/133.00	4,348	5,067

Total purchased equity options outstanding (cost $127,234)			$115,406

CORPORATE BONDS AND NOTES (0.0%)(a)
		Principal amount	Value

FMC Corp. sr. unsec. unsub. notes 5.2s, 2019		$5,000	$5,517

Total corporate bonds and notes (cost $5,756)			$5,517

SHORT-TERM INVESTMENTS (64.8%)(a)
		Principal amount/shares	Value

Putnam Short Term Investment Fund 0.06%(AFF)		3,632,548	$3,632,548

SSgA Prime Money Market Fund 0.02%(P)		620,000	620,000

U.S. Treasury Bills with an effective yield of 0.10%, August 21, 2014(SEG)(SEGCCS)		$750,000	749,494

U.S. Treasury Bills with an effective yield of 0.10%, May 29, 2014(SEG)(SEGCCS)		1,500,000	1,499,550

U.S. Treasury Bills with an effective yield of 0.08%, February 6, 2014(SEG)		500,000	499,974

U.S. Treasury Bills with an effective yield of 0.14%, January 9, 2014		1,000,000	999,979

U.S. Treasury Bills with an effective yield of 0.14%, December 12, 2013(SEG)		500,000	499,988

U.S. Treasury Bills with an effective yield of 0.16%, November 14, 2013(SEG)		350,000	349,929

Federal Home Loan Discount Note with an effective yield of 0.06%, February 21, 2014		195,000	194,977

Federal Home Loan Discount Note with an effective yield of 0.06%, February 19, 2014		200,000	199,977

Federal Home Loan Mortgage Corporation Note with an effective yield of 0.07%, December 9, 2013		443,000	442,983

Federal Home Loan Mortgage Corporation Note with an effective yield of 0.06%, November 12, 2013		500,000	499,965

Federal National Mortgage Association Discount Note with effective yields ranging from 0.04% to 0.05%, October 23, 2013		1,475,000	1,474,959

Total short-term investments (cost $11,662,906)			$11,664,323

TOTAL INVESTMENTS

Total investments (cost $19,091,883)(b)			$20,029,932

FORWARD CURRENCY CONTRACTS at 9/30/13 (aggregate face value $5,695,267) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	10/18/13	$52,933	$51,819	$1,114
	Australian Dollar	Sell	10/18/13	52,933	51,206	(1,727)
	Singapore Dollar	Buy	11/20/13	51,895	51,057	838
	Singapore Dollar	Sell	11/20/13	51,895	51,006	(889)
Barclays Bank PLC
	Australian Dollar	Sell	10/18/13	10,624	9,279	(1,345)
	Brazilian Real	Buy	10/18/13	16,541	16,583	(42)
	Brazilian Real	Sell	10/18/13	16,541	16,474	(67)
	British Pound	Buy	12/18/13	33,331	32,030	1,301
	Canadian Dollar	Buy	10/18/13	120,431	118,972	1,459
	Canadian Dollar	Sell	10/18/13	120,430	118,898	(1,532)
	Euro	Buy	12/18/13	34,911	34,588	323
	Euro	Sell	12/18/13	34,911	34,378	(533)
	Hungarian Forint	Buy	12/18/13	16,492	16,542	(50)
	Japanese Yen	Sell	11/20/13	17,979	17,248	(731)
	Mexican Peso	Buy	10/18/13	10,696	10,591	105
	Norwegian Krone	Buy	12/18/13	26,863	26,512	351
	Norwegian Krone	Sell	12/18/13	26,863	26,557	(306)
	Singapore Dollar	Buy	11/20/13	156,561	153,881	2,680
	Singapore Dollar	Sell	11/20/13	156,561	154,542	(2,019)
	Swiss Franc	Sell	12/18/13	4,537	4,378	(159)
Citibank, N.A.
	Australian Dollar	Buy	10/18/13	66,259	64,958	1,301
	Australian Dollar	Sell	10/18/13	66,259	64,977	(1,282)
	Brazilian Real	Buy	10/18/13	5,529	5,578	(49)
	Brazilian Real	Sell	10/18/13	5,529	5,500	(29)
	British Pound	Buy	12/18/13	485	466	19
	Canadian Dollar	Buy	10/18/13	43,766	43,336	430
	Canadian Dollar	Sell	10/18/13	43,766	43,504	(262)
	Euro	Buy	12/18/13	17,591	17,221	370
	Euro	Sell	12/18/13	17,591	17,600	9
	Japanese Yen	Sell	11/20/13	8,332	7,656	(676)
	New Taiwan Dollar	Buy	11/20/13	27,260	27,420	(160)
	Swiss Franc	Sell	12/18/13	33,859	31,998	(1,861)
Credit Suisse International
	Australian Dollar	Buy	10/18/13	137,365	135,507	1,858
	Australian Dollar	Sell	10/18/13	137,365	132,735	(4,630)
	British Pound	Buy	12/18/13	18,446	18,029	417
	Canadian Dollar	Buy	10/18/13	73,946	72,823	1,123
	Canadian Dollar	Sell	10/18/13	73,946	73,281	(665)
	Czech Koruna	Buy	12/18/13	15,591	15,422	169
	Czech Koruna	Sell	12/18/13	15,591	15,119	(472)
	Euro	Buy	12/18/13	105,138	102,364	2,774
	Euro	Sell	12/18/13	105,138	104,873	(265)
	Japanese Yen	Buy	11/20/13	43,322	43,766	(444)
	Japanese Yen	Sell	11/20/13	43,322	42,864	(458)
	Mexican Peso	Buy	10/18/13	2,411	2,830	(419)
	Norwegian Krone	Buy	12/18/13	16,019	16,017	2
	Norwegian Krone	Sell	12/18/13	16,019	15,836	(183)
	South African Rand	Buy	10/18/13	41,567	41,612	(45)
	South African Rand	Sell	10/18/13	41,567	41,188	(379)
	South Korean Won	Buy	11/20/13	21,863	21,928	(65)
	Swedish Krona	Buy	12/18/13	16,698	16,202	496
	Swiss Franc	Sell	12/18/13	23,236	22,419	(817)
Deutsche Bank AG
	Australian Dollar	Buy	10/18/13	18,081	17,898	183
	British Pound	Sell	12/18/13	266,807	256,363	(10,444)
	Canadian Dollar	Sell	10/18/13	70,065	68,720	(1,345)
	Euro	Sell	12/18/13	13,802	13,893	91
	Japanese Yen	Buy	11/20/13	23,978	23,947	31
	Japanese Yen	Sell	11/20/13	23,978	23,729	(249)
	Norwegian Krone	Buy	12/18/13	17,776	18,386	(610)
	Swiss Franc	Sell	12/18/13	23,458	22,564	(894)
Goldman Sachs International
	Australian Dollar	Buy	10/18/13	652	491	161
	British Pound	Buy	12/18/13	485	858	(373)
	Canadian Dollar	Buy	10/18/13	71,132	70,612	520
	Canadian Dollar	Sell	10/18/13	71,132	70,417	(715)
	Euro	Buy	12/18/13	18,267	18,278	(11)
	Euro	Sell	12/18/13	18,267	17,717	(550)
	Japanese Yen	Buy	11/20/13	26,026	25,992	34
	Japanese Yen	Sell	11/20/13	26,026	25,750	(276)
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/18/13	84,246	81,683	2,563
	Australian Dollar	Sell	10/18/13	84,246	82,669	(1,577)
	Chinese Yuan	Sell	11/20/13	31,456	31,140	(316)
	Euro	Buy	12/18/13	18,402	18,413	(11)
	Euro	Sell	12/18/13	18,402	18,159	(243)
	New Taiwan Dollar	Buy	11/20/13	27,263	27,386	(123)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/18/13	17,799	17,205	594
	Brazilian Real	Buy	10/18/13	24,542	23,291	1,251
	Brazilian Real	Sell	10/18/13	24,542	23,140	(1,402)
	British Pound	Buy	12/18/13	31,714	30,960	754
	Canadian Dollar	Buy	10/18/13	70,453	69,421	1,032
	Canadian Dollar	Sell	10/18/13	70,453	69,950	(503)
	Czech Koruna	Buy	12/18/13	11,001	10,843	158
	Czech Koruna	Sell	12/18/13	11,001	10,932	(69)
	Euro	Buy	12/18/13	16,238	15,508	730
	Japanese Yen	Sell	11/20/13	73,859	73,602	(257)
	Malaysian Ringgit	Buy	11/20/13	61,470	62,269	(799)
	Malaysian Ringgit	Sell	11/20/13	61,470	60,962	(508)
	Mexican Peso	Buy	10/18/13	13,657	13,656	1
	Norwegian Krone	Buy	12/18/13	1,559	1,606	(47)
	Polish Zloty	Buy	12/18/13	16,130	16,041	89
	Singapore Dollar	Sell	11/20/13	22,400	21,678	(722)
	South African Rand	Buy	10/18/13	51,216	51,002	214
	South African Rand	Sell	10/18/13	51,216	50,625	(591)
	South Korean Won	Buy	11/20/13	10,932	10,848	84
	Swiss Franc	Sell	12/18/13	37,178	35,548	(1,630)
Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	10/18/13	18,079	18,522	(443)
	British Pound	Buy	12/18/13	59,057	56,747	2,310
	Euro	Sell	12/18/13	35,182	34,281	(901)
	Hungarian Forint	Buy	12/18/13	16,492	16,545	(53)
	Japanese Yen	Sell	11/20/13	8,989	8,655	(334)
State Street Bank and Trust Co.
	Australian Dollar	Buy	10/18/13	7,455	11,044	(3,589)
	Brazilian Real	Buy	10/18/13	30,251	29,299	952
	Brazilian Real	Sell	10/18/13	30,251	29,323	(928)
	British Pound	Buy	12/18/13	82,841	79,595	3,246
	Canadian Dollar	Buy	10/18/13	187,777	184,784	2,993
	Canadian Dollar	Sell	10/18/13	187,777	185,570	(2,207)
	Czech Koruna	Buy	12/18/13	15,591	15,422	169
	Czech Koruna	Sell	12/18/13	15,591	15,128	(463)
	Euro	Buy	12/18/13	17,863	18,207	(344)
	Japanese Yen	Sell	11/20/13	145,438	143,874	(1,564)
	Mexican Peso	Buy	10/18/13	9,514	9,676	(162)
	Norwegian Krone	Buy	12/18/13	17,876	17,526	350
	Singapore Dollar	Sell	11/20/13	33,480	32,473	(1,007)
	South Korean Won	Buy	11/20/13	21,863	21,623	240
	Swiss Franc	Sell	12/18/13	27,330	26,285	(1,045)
UBS AG
	Australian Dollar	Buy	10/18/13	53,401	52,809	592
	British Pound	Buy	12/18/13	60,027	57,640	2,387
	Canadian Dollar	Buy	10/18/13	62,981	61,942	1,039
	Canadian Dollar	Sell	10/18/13	62,981	62,014	(967)
	Euro	Buy	12/18/13	18,402	18,034	368
	Euro	Sell	12/18/13	18,402	18,037	(365)
	Japanese Yen	Sell	11/20/13	58,081	57,065	(1,016)
	Mexican Peso	Buy	10/18/13	27,336	27,786	(450)
	Mexican Peso	Sell	10/18/13	27,336	27,297	(39)
	New Zealand Dollar	Buy	10/18/13	29,867	27,935	1,932
	New Zealand Dollar	Sell	10/18/13	29,867	28,309	(1,558)
	Norwegian Krone	Buy	12/18/13	17,693	17,909	(216)
	Norwegian Krone	Sell	12/18/13	17,693	17,690	(3)
	Singapore Dollar	Buy	11/20/13	56,279	56,092	187
	Singapore Dollar	Sell	11/20/13	56,279	55,326	(953)
	Swedish Krona	Buy	12/18/13	18,841	18,277	564
	Turkish Lira	Buy	12/18/13	15,967	16,509	(542)
	Turkish Lira	Sell	12/18/13	15,967	16,190	223
WestPac Banking Corp.
	Australian Dollar	Buy	10/18/13	86,669	85,640	1,029
	Australian Dollar	Sell	10/18/13	86,669	84,402	(2,267)
	Euro	Buy	12/18/13	18,267	17,806	461
	Euro	Sell	12/18/13	18,267	17,962	(305)
	Japanese Yen	Buy	11/20/13	16,244	16,223	21
	Japanese Yen	Sell	11/20/13	16,244	16,072	(172)

Total						$(24,027)

FUTURES CONTRACTS OUTSTANDING at 9/30/13 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro STOXX 50 Index (Short)	3	$116,846	Dec-13	$(112)
FTSE 100 Index (Short)	1	104,087	Dec-13	2,984
S&P 500 Index E-Mini (Short)	26	2,176,590	Dec-13	10,218
S&P Mid Cap 400 Index E-Mini (Long)	4	496,240	Dec-13	4,872
U.S. Treasury Note 10 yr (Long)	3	379,172	Dec-13	9,932
U.S. Treasury Note 10 yr (Short)	5	631,953	Dec-13	(14,103)

Total				$13,791

WRITTEN EQUITY OPTIONS OUTSTANDING at 9/30/13 (premiums $17,054) (Unaudited)

	Expiration	Contract
	date/strike price	amount	Value

SPDR S&P 500 ETF Trust (Call)	Oct-13/$177.00	$13,707	$2,243
SPDR S&P 500 ETF Trust (Call)	Oct-13/176.00	13,678	1,157

Total			$3,400

	CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/13 (Unaudited)

			Upfront		Payments	Payments	Unrealized
			premium	Termination	made by	received by	appreciation/
	Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$3,852,900	(E)	$1,520	12/18/15	3 month USD-LIBOR-BBA	0.75%	$(14,701)
	365,200	(E)	(66)	12/18/18	3 month USD-LIBOR-BBA	2.05%	(6,727)
	15,500	(E)	123	12/18/43	3 month USD-LIBOR-BBA	3.85%	576
	447,400	(E)	(1,975)	12/18/23	3 month USD-LIBOR-BBA	3.15%	(13,777)

	Total			$(398)			$(34,629)
(E)	Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 (Unaudited)

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
	$19,397	$—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$(302)
	19,397	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(302)
	30,013	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(708)
	240,000	—	7/19/23	(2.585%)	USA Non Revised Consumer Price Index- Urban (CPI-U)	(1,178)
baskets	15,258	—	3/14/14	(3 month USD-LIBOR-BBA plus 0.10%)	A basket (MLTRFCF2) of common stocks	(15,266)
units	403	—	3/14/14	3 month USD-LIBOR-BBA minus 0.07%	Russell 1000 Total Return Index	12,345
Barclays Bank PLC
	$3,688	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(55)
	315,829	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(4,917)
	19,895	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(310)
	10,942	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(170)
	21,240	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(501)
	57,695	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	898
	30,013	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(708)
	55,208	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(859)
	31,877	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	(584)
	20,597	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	(377)
	11,543	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(272)
	27,673	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(122)
	240,000	—	7/19/23	(2.569%)	USA Non Revised Consumer Price Index- Urban (CPI-U)	(802)
	93,505	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	1,456
	51,549	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	1,355
Citibank, N.A.
	12,434	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(194)
	53,751	—	1/12/41	(3.50%) 1 month USD-LIBOR	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	507
	42,018	—	1/12/41	(4.50%) 1 month USD-LIBOR	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	991
	31,264	—	1/12/40	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	599
baskets	7	—	2/13/14	(3 month USD-LIBOR-BBA plus 0.10%)	A basket (CGPUTQL2) of common stocks	(4,461)
baskets	5,413	—	9/25/14	3 month USD-LIBOR-BBA minus 0.70%	A basket (CGPUTS19) of common stocks	(2,367)
units	127	—	2/13/14	3 month USD-LIBOR-BBA minus 0.15%	Russell 1000 Total Return Index	(15)
units	28	—	2/13/14	3 month USD-LIBOR-BBA minus 0.15%	Russell 1000 Total Return Index	(5)
Credit Suisse International
	$639,414	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Ginnie Mae II pools	10,545
	19,397	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(302)
	23,087	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(545)
	30,013	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(708)
	54,711	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(852)
	11,543	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(272)
	42,774	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	666
	35,811	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	557
	50,732	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	790
	34,816	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	542
	55,208	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	859
	120,000	—	7/19/23	(2.57%)	USA Non Revised Consumer Price Index- Urban (CPI-U)	(413)
	35,553	—	1/12/41	(4.50%) 1 month USD-LIBOR	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	839
	75,724	—	1/12/41	(4.50%) 1 month USD-LIBOR	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	1,786
	36,015	—	1/12/41	(4.50%) 1 month USD-LIBOR	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	849
Goldman Sachs International
	4,476	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(70)
	4,156	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(98)
	8,606	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(129)
	8,606	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(129)
	22,382	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(348)
	46,255	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(720)
	22,163	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(523)
	50,329	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(1,187)
	11,543	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(272)
	3,979	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(62)
	17,408	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(271)
	5,079	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(120)
	35,576	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(682)
	16,622	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(392)
	55,705	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(867)
	12,932	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(201)
	24,371	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(379)
	36,308	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(565)
	34,424	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(514)
	32,826	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	511
	13,524	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(202)
	53,751	—	1/12/41	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(507)
	27,355	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(426)
	27,242	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(643)
	30,013	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(708)
	36,805	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(573)
	22,163	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(523)
	8,455	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(132)
	47,097	—	1/12/41	(4.50%) 1 month USD-LIBOR	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	1,111
	12,005	—	1/12/41	(4.50%) 1 month USD-LIBOR	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	283
	56,203	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	875
	56,203	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	875
	49,867	—	1/12/41	(4.50%) 1 month USD-LIBOR	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	1,176
JPMorgan Chase Bank N.A.
	22,879	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(356)
	18,008	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(425)
	6,963	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	108
UBS AG
			5/19/14	(3 month USD-LIBOR-BBA plus 0.90%)	A basket (UBSEMBSK) of common stocks	(374)
baskets	4,880	—	5/19/14	(3 month USD-LIBOR-BBA plus 0.90%)	A basket (UBSEMBSK) of common stocks	(1,264)
shares	6,718	—	7/18/14	1 month USD-LIBOR-BBA minus 0.45%	Vanguard Index Funds - MSCI Emerging Markets ETF	16,678
units	1,153	—	5/19/14	3 month USD-LIBOR-BBA plus 0.20%	MSCI Emerging Markets TR Net USD	(21,150)

Total		$—				$(15,178)

	OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/13 (Unaudited)

			Upfront			Payments
			premium		Termi-	received	Unrealized
	Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
	Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

	Bank of America N.A.
	CMBX NA BBB Index	BBB-/P	$68	$1,000	5/11/63	300 bp	$(28)
	CMBX NA BBB Index	BBB-/P	121	2,000	5/11/63	300 bp	(73)
	CMBX NA BBB Index	BBB-/P	228	4,000	5/11/63	300 bp	(159)
	CMBX NA BBB Index	BBB-/P	247	4,000	5/11/63	300 bp	(140)
	Barclays Bank PLC
	CMBX NA BBB Index	BBB+/P	887	8,000	5/11/63	300 bp	113
	Credit Suisse International
	CMBX NA BBB Index	BBB-/P	29	1,000	5/11/63	300 bp	(67)
	CMBX NA BBB Index	BB+/P	244	2,000	5/11/63	300 bp	51
	CMBX NA BBB Index	BBB-/P	194	2,000	5/11/63	300 bp	1
	CMBX NA BBB Index	BBB-/P	38	2,000	5/11/63	300 bp	(155)
	CMBX NA BBB Index	BBB-/P	16	2,000	5/11/63	300 bp	(178)
	CMBX NA BBB Index	BBB-/P	239	3,000	5/11/63	300 bp	(51)
	CMBX NA BBB Index	BBB-/P	452	4,000	5/11/63	300 bp	65
	CMBX NA BBB Index	B+/P	388	4,000	5/11/63	300 bp	1
	CMBX NA BBB Index	BBB-/P	320	4,000	5/11/63	300 bp	(68)
	CMBX NA BBB Index	BBB-/P	310	4,000	5/11/63	300 bp	(77)
	CMBX NA BBB Index	BBB-/P	263	4,000	5/11/63	300 bp	(124)
	CMBX NA BBB Index	BBB-/P	122	4,000	5/11/63	300 bp	(265)
	CMBX NA BBB Index	BBB-/P	61	4,000	5/11/63	300 bp	(325)
	CMBX NA BBB Index	BBB-/P	70	4,000	5/11/63	300 bp	(316)
	CMBX NA BBB Index	BBB-/P	58	5,000	5/11/63	300 bp	(427)
	CMBX NA BBB Index	B+/P	364	5,000	5/11/63	300 bp	(119)
	CMBX NA BBB Index	BBB-/P	246	6,000	5/11/63	300 bp	(334)
	CMBX NA BBB Index	B+/P	536	7,000	5/11/63	300 bp	(140)
	CMBX NA BBB Index	BBB-/P	78	1,000	5/11/63	300 bp	(19)
	CMBX NA BBB Index	BBB-/P	194	2,000	5/11/63	300 bp	—
	CMBX NA BBB Index	BBB-/P	304	4,000	5/11/63	300 bp	(83)
	CMBX NA BBB Index	BBB-/P	442	4,000	5/11/63	300 bp	56
	CMBX NA BBB Index	BBB-/P	714	8,000	5/11/63	300 bp	(61)
	CMBX NA BBB Index	BBB-/P	1,318	12,000	5/11/63	300 bp	157
	CMBX NA BBB Index	BBB+/P	1,690	16,000	5/11/63	300 bp	143
	CMBX NA BBB Index	BBB-/P	5,328	50,000	5/11/63	300 bp	493
	Deutsche Bank AG
	NA HY Series 20 Index	BBB-/P	(14,766)	450,000	6/20/18	500 bp	11,955
	JPMorgan Chase Bank N.A.
	NA HY Series 20 Index	B+/P	(43,063)	1,300,000	6/20/18	500 bp	34,129

	Total		$(42,260)				$43,955

*	Payments related to the referenced debt are made upon a credit default event.

**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***	Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody's, Standard & Poor's or Fitch ratings are believed to be the most recent ratings available at September 30, 2013. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

	CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/13 (Unaudited)
			Upfront			Payments
			premium		Termi-	received	Unrealized
			received	Notional	nation	(paid) by fund	appreciation/
	Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

	NA IG Series 21 Index	BB+/P	$(5,985)	$565,000	12/20/18	100 bp	$(692)

	NA IG Series 21 Index	BBB+/P	(10,577)	985,000	12/20/18	100 bp	(1,349)

	NA IG Series 21 Index	BBB+/P	(9,309)	847,000	12/20/18	100 bp	(1,373)

	Total		$(25,871)				$(3,414)

*	Payments related to the referenced debt are made upon a credit default event.

**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***	Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody's, Standard & Poor's or Fitch ratings are believed to be the most recent ratings available at September 30, 2013. Securities rated by Putnam are indicated by "/P." Securities rated by Fitch are indicated by "/F."

Key to holding's abbreviations
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2013 through September 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $17,999,094.
(CLN)	The value of the commodity linked notes, which are marked-to-market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note's value relative to the change in the underlying index.
(b)	The aggregate identified cost on a tax basis is $19,099,354, resulting in gross unrealized appreciation and depreciation of $1,007,470 and $76,892, respectively, or net unrealized appreciation of $930,578.
(NON)	Non-income-producing security.
(AFF)	Affiliated company. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership and control, were as follows:
	Name of affiliate	Market value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Market value at the end of the reporting period

	Putnam Money Market Liquidity Fund *	$3,456,319	$4,760,571	$8,216,890	$916	$—
	Putnam Short Term Investment Fund *	—	16,117,590	12,485,042	2,693	3,632,548
	Totals	$3,456,319	$20,878,161	$20,701,932	$3,609	$3,632,548
* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(SEGCCS)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.
(F)	Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs.
(P)	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $10,500,987 to cover certain derivatives contracts and delayed delivery securities.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.
Options contracts: The fund used options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on a security owned and to manage downside risks.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap options contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Futures contracts: The fund used futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk and to gain exposure on currency.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Interest rate swap contracts: The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.
An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.
The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund's maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on interest rate swap contracts, see the appropriate table at the end of these footnotes.
Total return swap contracts: The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries, to gain exposure to specific sectors or industries.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
For the fund's average notional amount on OTC total return swap contracts, see the appropriate table at the end of these footnotes.
Credit default contracts: The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities
In OTC and centrally cleared credit default contracts, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. Periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the close of the contract. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties are settled through a central clearing agent through variation margin payments. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.
In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. The fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.
For the fund's average notional amount on credit default contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $35,105 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks *:
Basic materials	$115,621	$—	$—
Capital goods	189,061	—	—
Communication services	138,168	—	—
Conglomerates	273,516	—	—
Consumer cyclicals	739,792	—	—
Consumer staples	517,926	—	—
Energy	385,869	—	—
Financials	712,063	—	—
Health care	579,233	—	—
Technology	684,787	—	—
Transportation	98,997	—	—
Utilities and power	118,629	—	—
Total common stocks	4,553,662	—	—
Commodity linked notes	—	610,092	—
Corporate bonds and notes	—	5,517	—
Investment companies	237,433	—	—
Mortgage-backed securities	—	1,825,061	—
Purchased equity options outstanding	—	115,406	—
U.S. government and agency mortgage obligations	—	1,018,438	—
Short-term investments	4,252,548	7,411,775	—

Totals by level	$9,043,643	$10,986,289	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(24,027)	$—
Futures contracts	13,791	—	—
Written equity options outstanding	—	(3,400)	—
Interest rate swap contracts	—	(34,231)	—
Total return swap contracts	—	(15,178)	—
Credit default contracts	—	108,672	—

Totals by level	$13,791	$31,836	$—

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Credit contracts	$126,370	$17,698
Foreign exchange contracts	44,692	68,719
Equity contracts	162,503	48,414
Interest rate contracts	38,563	76,264

Total	$372,128	$211,095

The average volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was as follows:
Purchased equity option contracts (contract amount)	$36,000
Purchased swap option contracts (contract amount)	$350,000
Written equity option contracts (contract amount)	$31,000
Written swap option contracts (contract amount)	$79,000
Futures contracts (number of contracts)	50
Forward currency contracts (contract amount)	$9,900,000
OTC interest rate swap contracts (notional)	$5,400,000
Centrally cleared interest rate swap contracts (notional)	$3,700,000
OTC total return swap contracts (notional)	$8,100,000
OTC credit default swap contracts (notional)	$4,900,000
The following table summarizes any derivatives, repurchase agreements, reverse repurchase agreements, securities lending and borrowing transactions, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement.
	Note 9: Offsetting of financial and derivative assets and liabilities
		Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

	Assets:
	Centrally cleared interest rate swap contracts***	--	--	174	--	--	--	--	--	--	--	--	--	--	--	174
	OTC Total return swap contracts#	12,345	3,709	--	2,097	17,433	--	4,831	--	108	--	--	--	16,678	--	57,201
	OTC Credit default swap contracts#	--	--	--	--	--	26,721	--	--	77,192	--	--	--	--	--	103,913
	Futures contracts***	--	--	--	--	--	--	--	--	--	17,198	--	--	--	--	17,198
	Forward currency contracts#	1,952	6,219	--	2,129	6,839	305	715	2,563	4,907	--	2,310	7,950	7,292	1,511	44,692
	Purchased equity options#	115,406	--	--	--	--	--	--	--	--	--	--	--	--	--	115,406

	Total Assets	$129,703	$9,928	$174	$4,226	$24,272	$27,026	$5,546	$2,563	$82,207	$17,198	$2,310	$7,950	$23,970	$1,511	$338,584

	Liabilities:
	Centrally cleared interest rate swap contracts***	--	--	650	--	--	--	--	--	--	--	--	--	--	--	650
	OTC Total return swap contracts#	17,756	9,677		7,042	3,092	--	11,243	--	781		--	--	22,788	--	72,379
	OTC Credit default swap contracts#	1,064	774		--	15,860	--	--	--	--		--	--	--	--	17,698
	Centrally cleared credit default swap contracts***	--	--	1,226	--	--	--	--	--	--	--	--	--	--	--	1,226
	Futures contracts***	--	--	--	--	--	--	--	--	--	233	--	--	--	--	233
	Forward currency contracts#	2,616	6,784	--	4,319	8,842	13,542	1,925	2,270	6,528	--	1,731	11,309	6,109	2,744	68,719
	Written equity options#	3,400	--	--	--	--	--	--	--	--	--	--	--	--	--	3,400

	Total Liabilities	$24,836	$17,235	$1,876	$11,361	$27,794	$13,542	$13,168	$2,270	$7,309	$233	$1,731	$11,309	$28,897	$2,744	$164,305

	Total Financial and Derivative Net Assets	$104,867	$(7,307)	$(1,702)	$(7,135)	$(3,522)	$13,484	$(7,622)	$293	$74,898	$16,965	$579	$(3,359)	$(4,927)	$(1,233)	$174,279
	Total collateral received (pledged)##+	$104,867	$--	$--	$100,000	$--	$--	$--	$--	$74,898	$--	$--	$--	$--	$--	$279,765
	Net amount	$--	$(7,307)	$(1,702)	$(107,135)	$(3,522)	$13,484	$(7,622)	$293	$--	$16,965	$579	$(3,359)	$(4,927)	$(1,233)	$(105,486)

#	Covered by master netting agreement.

***	Includes current day's variation margin only, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund's portfolio.

##	Any over-collateralization of total financial and derivative net assets is not shown.
+	Additional collateral may be required from certain brokers based on individual agreements.

	For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: November 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: November 26, 2013

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: November 26, 2013